POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General
Partner, as the case may be, of the following investment companies:

FIDELITY ABERDEEN STREET TRUST           FIDELITY HEREFORD STREET TRUST
FIDELITY ADVISOR SERIES I                FIDELITY INCOME FUND
FIDELITY ADVISOR SERIES II               FIDELITY INSTITUTIONAL CASH PORTFOLIOS
FIDELITY ADVISOR SERIES III              FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS
FIDELITY ADVISOR SERIES IV               FIDELITY INVESTMENT TRUST
FIDELITY ADVISOR SERIES V                FIDELITY MAGELLAN FUND
FIDELITY ADVISOR SERIES VI               FIDELITY MASSACHUSETTS MUNICIPAL TRUST
FIDELITY ADVISOR SERIES VII              FIDELITY MONEY MARKET TRUST
FIDELITY ADVISOR SERIES VIII             FIDELITY MT. VERNON STREET TRUST
FIDELITY BEACON STREET TRUST             FIDELITY MUNICIPAL TRUST
FIDELITY BOSTON STREET TRUST             FIDELITY MUNICIPAL TRUST II
FIDELITY CALIFORNIA MUNICIPAL TRUST      FIDELITY NEW YORK MUNICIPAL TRUST
FIDELITY CALIFORNIA MUNICIPAL TRUST II   FIDELITY NEW YORK MUNICIPAL TRUST II
FIDELITY CAPITAL TRUST                   FIDELITY PHILLIPS STREET TRUST
FIDELITY CHARLES STREET TRUST            FIDELITY PURITAN TRUST
FIDELITY COMMONWEALTH TRUST              FIDELITY REVERE STREET TRUST
FIDELITY CONCORD STREET TRUST            FIDELITY SCHOOL STREET TRUST
FIDELITY CONGRESS STREET FUND            FIDELITY SECURITIES FUND
FIDELITY CONTRAFUND                      FIDELITY SELECT PORTFOLIOS
FIDELITY CORPORATE TRUST                 FIDELITY STERLING PERFORMANCE PORTFOLIO, L.P.
FIDELITY COURT STREET TRUST              FIDELITY SUMMER STREET TRUST
FIDELITY COURT STREET TRUST II           FIDELITY TREND FUND
FIDELITY COVINGTON TRUST                 FIDELITY U.S. INVESTMENTS-BOND FUND, L.P.
FIDELITY DAILY MONEY FUND                FIDELITY U.S. INVESTMENTS-GOVERNMENT SECURITIES
FIDELITY DESTINY PORTFOLIOS                 FUND, L.P.
FIDELITY DEUTSCHE MARK PERFORMANCE       FIDELITY UNION STREET TRUST
  PORTFOLIO, L.P.                        FIDELITY UNION STREET TRUST II
FIDELITY DEVONSHIRE TRUST                FIDELITY YEN PERFORMANCE PORTFOLIO, L.P.
FIDELITY EXCHANGE FUND                   NEWBURY STREET TRUST
FIDELITY FINANCIAL TRUST                 VARIABLE INSURANCE PRODUCTS FUND
FIDELITY FIXED-INCOME TRUST              VARIABLE INSURANCE PRODUCTS FUND II
FIDELITY GOVERNMENT SECURITIES FUND      VARIABLE INSURANCE PRODUCTS FUND III
FIDELITY HASTINGS STREET TRUST


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/S/EDWARD C. JOHNSON 3D_   JULY 17, 1997

EDWARD C. JOHNSON 3D

POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

FIDELITY ABERDEEN STREET TRUST           FIDELITY GOVERNMENT SECURITIES FUND
FIDELITY ADVISOR ANNUITY FUND            FIDELITY HASTINGS STREET TRUST
FIDELITY ADVISOR SERIES I                FIDELITY HEREFORD STREET TRUST
FIDELITY ADVISOR SERIES II               FIDELITY INCOME FUND
FIDELITY ADVISOR SERIES III              FIDELITY INSTITUTIONAL CASH PORTFOLIOS
FIDELITY ADVISOR SERIES IV               FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS
FIDELITY ADVISOR SERIES V                FIDELITY INSTITUTIONAL TRUST
FIDELITY ADVISOR SERIES VI               FIDELITY INVESTMENT TRUST
FIDELITY ADVISOR SERIES VII              FIDELITY MAGELLAN FUND
FIDELITY ADVISOR SERIES VIII             FIDELITY MASSACHUSETTS MUNICIPAL TRUST
FIDELITY BEACON STREET TRUST             FIDELITY MONEY MARKET TRUST
FIDELITY BOSTON STREET TRUST             FIDELITY MT. VERNON STREET TRUST
FIDELITY CALIFORNIA MUNICIPAL TRUST      FIDELITY MUNICIPAL TRUST
FIDELITY CALIFORNIA MUNICIPAL TRUST II   FIDELITY MUNICIPAL TRUST II
FIDELITY CAPITAL TRUST                   FIDELITY NEW YORK MUNICIPAL TRUST
FIDELITY CHARLES STREET TRUST            FIDELITY NEW YORK MUNICIPAL TRUST II
FIDELITY COMMONWEALTH TRUST              FIDELITY PHILLIPS STREET TRUST
FIDELITY CONGRESS STREET FUND            FIDELITY PURITAN TRUST
FIDELITY CONTRAFUND                      FIDELITY REVERE STREET TRUST
FIDELITY CORPORATE TRUST                 FIDELITY SCHOOL STREET TRUST
FIDELITY COURT STREET TRUST              FIDELITY SECURITIES FUND
FIDELITY COURT STREET TRUST II           FIDELITY SELECT PORTFOLIOS
FIDELITY COVINGTON TRUST                 FIDELITY STERLING PERFORMANCE PORTFOLIO, L.P.
FIDELITY DAILY MONEY FUND                FIDELITY SUMMER STREET TRUST
FIDELITY DAILY TAX-EXEMPT FUND           FIDELITY TREND FUND
FIDELITY DESTINY PORTFOLIOS              FIDELITY U.S. INVESTMENTS-BOND FUND, L.P.
FIDELITY DEUTSCHE MARK PERFORMANCE       FIDELITY U.S. INVESTMENTS-GOVERNMENT SECURITIES
  PORTFOLIO, L.P.                           FUND, L.P.
FIDELITY DEVONSHIRE TRUST                FIDELITY UNION STREET TRUST
FIDELITY EXCHANGE FUND                   FIDELITY UNION STREET TRUST II
FIDELITY FINANCIAL TRUST                 FIDELITY YEN PERFORMANCE PORTFOLIO, L.P.
FIDELITY FIXED-INCOME TRUST              VARIABLE INSURANCE PRODUCTS FUND
                                         VARIABLE INSURANCE PRODUCTS FUND II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/S/ROBERT M. GATES              MARCH 6, 1997

ROBERT M. GATES

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

FIDELITY ABERDEEN STREET TRUST           FIDELITY GOVERNMENT SECURITIES FUND
FIDELITY ADVISOR ANNUITY FUND            FIDELITY HASTINGS STREET TRUST
FIDELITY ADVISOR SERIES I                FIDELITY HEREFORD STREET TRUST
FIDELITY ADVISOR SERIES II               FIDELITY INCOME FUND
FIDELITY ADVISOR SERIES III              FIDELITY INSTITUTIONAL CASH PORTFOLIOS
FIDELITY ADVISOR SERIES IV               FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS
FIDELITY ADVISOR SERIES V                FIDELITY INSTITUTIONAL TRUST
FIDELITY ADVISOR SERIES VI               FIDELITY INVESTMENT TRUST
FIDELITY ADVISOR SERIES VII              FIDELITY MAGELLAN FUND
FIDELITY ADVISOR SERIES VIII             FIDELITY MASSACHUSETTS MUNICIPAL TRUST
FIDELITY BEACON STREET TRUST             FIDELITY MONEY MARKET TRUST
FIDELITY BOSTON STREET TRUST             FIDELITY MT. VERNON STREET TRUST
FIDELITY CALIFORNIA MUNICIPAL TRUST      FIDELITY MUNICIPAL TRUST
FIDELITY CALIFORNIA MUNICIPAL TRUST II   FIDELITY MUNICIPAL TRUST II
FIDELITY CAPITAL TRUST                   FIDELITY NEW YORK MUNICIPAL TRUST
FIDELITY CHARLES STREET TRUST            FIDELITY NEW YORK MUNICIPAL TRUST II
FIDELITY COMMONWEALTH TRUST              FIDELITY PHILLIPS STREET TRUST
FIDELITY CONGRESS STREET FUND            FIDELITY PURITAN TRUST
FIDELITY CONTRAFUND                      FIDELITY REVERE STREET TRUST
FIDELITY CORPORATE TRUST                 FIDELITY SCHOOL STREET TRUST
FIDELITY COURT STREET TRUST              FIDELITY SECURITIES FUND
FIDELITY COURT STREET TRUST II           FIDELITY SELECT PORTFOLIOS
FIDELITY COVINGTON TRUST                 FIDELITY STERLING PERFORMANCE PORTFOLIO, L.P.
FIDELITY DAILY MONEY FUND                FIDELITY SUMMER STREET TRUST
FIDELITY DAILY TAX-EXEMPT FUND           FIDELITY TREND FUND
FIDELITY DESTINY PORTFOLIOS              FIDELITY U.S. INVESTMENTS-BOND FUND, L.P.
FIDELITY DEUTSCHE MARK PERFORMANCE       FIDELITY U.S. INVESTMENTS-GOVERNMENT SECURITIES
  PORTFOLIO, L.P.                           FUND, L.P.
FIDELITY DEVONSHIRE TRUST                FIDELITY UNION STREET TRUST
FIDELITY EXCHANGE FUND                   FIDELITY UNION STREET TRUST II
FIDELITY FINANCIAL TRUST                 FIDELITY YEN PERFORMANCE PORTFOLIO, L.P.
FIDELITY FIXED-INCOME TRUST              VARIABLE INSURANCE PRODUCTS FUND
                                         VARIABLE INSURANCE PRODUCTS FUND II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/S/EDWARD C. JOHNSON 3D___________    /S/PETER S. LYNCH________________

EDWARD C. JOHNSON 3D                  PETER S. LYNCH




/S/J. GARY BURKHEAD_______________    /S/WILLIAM O. MCCOY______________

J. GARY BURKHEAD                      WILLIAM O. MCCOY


/S/RALPH F. COX __________________   /S/GERALD C. MCDONOUGH___________

RALPH F. COX                         GERALD C. MCDONOUGH


/S/PHYLLIS BURKE DAVIS_____________   /S/MARVIN L. MANN________________

PHYLLIS BURKE DAVIS                   MARVIN L. MANN


/S/E. BRADLEY JONES________________   /S/THOMAS R. WILLIAMS ____________

E. BRADLEY JONES                      THOMAS R. WILLIAMS


/S/DONALD J. KIRK __________________

DONALD J. KIRK